UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Members of the management team of Alliant Energy Corporation (Alliant Energy) will meet with investors on April 1-4, 2014 to update them on operations, regulatory plans and business plans. Alliant Energy will reaffirm 2014 consolidated earnings per share guidance of $3.25 to $3.55 per share.

The 2014 earnings guidance does not include the impacts of any non-cash valuation adjustments, regulatory-related charges or credits, reorganizations or restructurings, discontinued operations, future changes in laws or regulations, adjustments made to deferred tax assets and liabilities from valuation allowances and organizational structure changes, pending lawsuits and disputes, federal and state income tax audits and other Internal Revenue Service proceedings or changes in GAAP and tax methods of accounting that may impact the reported results of Alliant Energy.

Forward-Looking Statement

The earnings per share guidance provided in this Current Report on Form 8-K is a forward-looking statement. This statement is subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by such factors as:

•	federal and state regulatory or governmental actions, including regulatory approval of base rates of Interstate Power and Light Company (IPL);
•	the ability to continue cost controls and operational efficiencies;
•	the impact of IPL’s proposed retail electric base rate freeze in Iowa;
•	the impact of Wisconsin Power and Light Company’s (WPL’s) retail electric and gas base rate freeze in Wisconsin;
•	IPL’s and WPL’s ability to obtain adequate and timely rate relief to allow for, among other things, the recovery of operating costs, fuel costs, transmission costs, deferred expenditures, capital expenditures, and remaining costs related to generating units that may be permanently closed, earning their authorized rates of return, and the payments to their parent of expected levels of dividends;
•	weather effects on results of utility operations including impacts of temperature changes in IPL’s and WPL’s service territories on customers’ demand for electricity and gas;
•	the impact of the economy in IPL’s and WPL’s service territories and the resulting impacts on sales volumes, margins and the ability to collect unpaid bills;
•	the impact of energy efficiency, franchise retention and customer owned generation on sales volumes and margins;
•	developments that adversely impact Alliant Energy’s, IPL’s and WPL’s ability to implement their strategic plan, including unanticipated issues with new emission controls equipment for various coal-fired electric generating facilities of IPL and WPL, IPL’s construction of its natural gas-fired electric generating facility in Iowa, WPL’s potential generation investment, Alliant Energy Resources, LLC’s selling price of the electricity output from its Franklin County wind project, the potential decommissioning of certain generating facilities of IPL and WPL, and the proposed sales of IPL’s electric and gas distribution assets in Minnesota;
•	issues related to the availability of generating facilities and the supply and delivery of fuel and purchased electricity and the price thereof, including the ability to recover and to retain the recovery of purchased power, fuel and fuel-related costs through rates in a timely manner;
•	the impact that price changes may have on IPL’s and WPL’s customers’ demand for utility services;
•	the impact of distributed generation, including alternative electric suppliers, in IPL’s and WPL’s service territories on system reliability, operating expenses and customers’ demand for electricity;
•	issues associated with environmental remediation and environmental compliance, including compliance with the Consent Decree between WPL, the Sierra Club and the U.S. Environmental Protection Agency (EPA), future changes in environmental laws and regulations, and litigation associated with environmental requirements;
•	the ability to defend against environmental claims brought by state and federal agencies, such as the EPA, or third parties, such as the Sierra Club;
•	the ability to recover through rates all environmental compliance and remediation costs, including costs for projects put on hold due to uncertainty of future environmental laws and regulations;
•	impacts that storms or natural disasters in IPL’s and WPL’s service territories may have on their operations and recovery of, and rate relief for, costs associated with restoration activities;

•	the direct or indirect effects resulting from terrorist incidents, including physical attacks and cyber attacks, or responses to such incidents;
•	the impact of penalties or third-party claims related to, or in connection with, a failure to maintain the security of personally identifiable information, including associated costs to notify affected persons and to mitigate their information security concerns;
•	impacts of future tax benefits from deductions for repairs expenditures and allocation of mixed service costs and temporary differences from historical tax benefits from such deductions that are included in rates when the differences reverse in future periods;
•	any material post-closing adjustments related to any past asset divestitures, including the sale of RMT, Inc.;
•	continued access to the capital markets on competitive terms and rates, and the actions of credit rating agencies;
•	inflation and interest rates;
•	changes to the creditworthiness of counterparties with which Alliant Energy, IPL and WPL have contractual arrangements, including participants in the energy markets and fuel suppliers and transporters;
•	issues related to electric transmission, including operating in Regional Transmission Organization (RTO) energy and ancillary services markets, the impacts of potential future billing adjustments and cost allocation changes from RTOs and recovery of costs incurred;
•	unplanned outages, transmission constraints or operational issues impacting fossil or renewable generating facilities and risks related to recovery of resulting incremental costs through rates;
•	current or future litigation, regulatory investigations, proceedings or inquiries;
•	Alliant Energy’s ability to sustain its dividend payout ratio goal;
•	employee workforce factors, including changes in key executives, collective bargaining agreements and negotiations, work stoppages or restructurings;
•	access to technological developments;
•	material changes in retirement and benefit plan costs;
•	the impact of performance-based compensation plans accruals;
•	the effect of accounting pronouncements issued periodically by standard-setting bodies;
•	the impact of changes to production tax credits for wind projects;
•	the impact of adjustments made to deferred tax assets and liabilities from state apportionment assumptions;
•	the ability to utilize tax credits and net operating losses generated to date, and those that may be generated in the future, before they expire; and
•	the ability to successfully complete tax audits, changes in tax accounting methods, including changes required by new tangible property regulations, and appeals with no material impact on earnings and cash flows.

These factors should be considered when evaluating the forward-looking statement and undue reliance should not be placed on such statement. The forward-looking statement included herein is made as of the date hereof and Alliant Energy undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: April 1, 2014	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Senior Vice President and Chief Financial Officer